Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Receivables, allowance for doubtful accounts	$ 118	$ 101
Preferred stock, par (in dollars per share)	$ 1	$ 1
Preferred stock, shares authorized	10,000,000	10,000,000
Preferred stock, issued	0	0
Common stock, par (in dollars per share)	$ 0.1667	$ 0.1667
Common stock, shares authorized	300,000,000	300,000,000
Common stock, shares issued	198,495,007	198,372,059
Treasury stock, shares	49,189,811	50,084,043